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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                May 24, 1999
              Date of Report (Date of earliest event reported)

                        CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in charter)

          Delaware                      0-22366                  94-2878499
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                       Identification No.)

215 Fourier Avenue, Fremont, California                          94539
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (510) 657-7400
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                                     N/A
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           (Former name or address, if changed since last report.)
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Item 5.  Other Events.

        On May 24, 1999, the Registrant issued an aggregate of 275,135 shares of its common stock in exchange for an aggregate of $9,350,000 of its 5 1/4% Convertible Subordinated Notes due 2002.

                                  SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDENCE SYSTEMS CORPORATION
                                        (Registrant)

Date: May 24, 1999                      By  /s/ Dennis P. Wolf
                                           ----------------------------------
                                        Name:  Dennis P. Wolf
                                        Title: Office of the President
                                               Executive Vice President
                                               Chief Financial Officer